UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Exchange Agreement

Effective May 13, 2024, (the “Closing Date”), the Registrant entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) with Kingdom Building, Inc. (“KBI”).

On December 19, 2023, the Registrant and KBI had entered into a $500,000 Revenue Interest Purchase Agreement (the “Revenue Agreement”).

Pursuant to the Securities Exchange Agreement, AREB and KBI exchanged the Revenue Agreement and all rights and preferences thereunder for 133,334 shares of newly designated Series D Convertible Preferred Stock.

The Securities Exchange Agreement included representations, warranties and covenants by the Registrant and KBI that are customary for a transaction of this type.

The foregoing description of the Securities Exchange Agreement is not a complete description of all of the parties’ rights and obligations under the Securities Exchange Agreement, and is qualified in its entirety by reference to the Securities Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles – Designating Series D Convertible Preferred Stock

On May 10, 2024, the Registrant’s board of directors approved the designation of a new Series D Convertible Preferred Stock (the “Series D Designation”). The rights, preferences, restrictions and other matters relating to the Series D Convertible Preferred Stock (the “Series D Preferred Stock”) are described in greater detail below.

Series D Preferred Stock

The Series D Designation was filed by the Registrant with the Secretary of State of Nevada on May 10, 2024, and designated 2,500,000 shares of Series D Preferred Stock, $0.001 par value per share. The Series D Preferred Stock has the following rights:

Stated Value. Each share of Series D Preferred Stock has an initial stated value of $7.50, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting the Series D Preferred Stock.

Conversion at Option of Holder. Each share of Series D Preferred Stock shall be convertible into shares of Common Stock at a fixed price per share of $1.50 (1 share of Series C Preferred Stock converts into 5 shares of Common Stock), at the option of the holder thereof, at any time following the issuance date of such share of Series D Preferred Stock at the Registrant’s office or any transfer agent for such stock. The conversion price ($1.50) shall not be adjusted for stock splits, stock dividends, recapitalizations or similar events.

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Forced Conversion – If the closing price of the Registrant’s Common Stock during any ten consecutive trading day period has been at or above $2.25 per share (as adjusted for stock splits, stock dividends recapitalizations and similar events), then the Registrant shall have the right to require the holder of the Series D Preferred Stock to convert all, or any portion of, the shares of Series D Preferred Stock held by such holder for shares of Common Stock. If the Registrant elects to cause a forced conversion of the shares of Series D Preferred Stock then it must simultaneously take the same action with respect to all of the other shares of Series D Preferred Stock then outstanding on a pro rata basis.

Voting Rights. The Series D Preferred Stock has no voting rights relative to matters submitted to a vote of the Registrant’s stockholders (other than as required by law). The Registrant may not amend its articles of incorporation or the Series D Designation (whether by merger, consolidation, or otherwise) to materially and adversely change the rights, preferences or voting power of the Series D Preferred Stock without the affirmative vote of at least two-thirds of the votes entitled to be cast on such matter by holders of the Registrant’s outstanding shares of Series D Preferred Stock, voting together as a class.

The foregoing description of the Series D Preferred Stock and Series D Designation, does not purport to be complete and is qualified in its entirety by reference to the Series D Designation, a copy of which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

On May 14, 2024, the Registrant issued a press release entitled “American Rebel Holdings, Inc.: Invitation to EF Hutton Annual Global Conference.” A copy of the press release is attached hereto as Exhibit 99.1.

On May 15, 2024, the Registrant issued a press release entitled “American Rebel Announces Appointment of GBQ Partners, LLC.” A copy of the press release is attached hereto as Exhibit 99.2.

The press releases contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Certificate of Designation of Series D Convertible Preferred Stock dated May 10, 2024
10.1	KBI Securities Exchange Agreement dated May 13, 2024
99.1	EF Hutton Annual Global Conference Press Release dated May 14, 2024
99.2	GBQ Appointment Press Release dated May 15, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: May 16, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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